Subsequent Events	6 Months Ended
Jun. 30, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 13 - SUBSEQUENT EVENTS:

a.	Registered Direct Offering

On July 22, 2020, the Company closed a registered direct equity offering. The offering included the issuance of 3,075,000 ADSs at a purchase price of $1.40 per ADS, and 1,145,000 Pre-Funded Warrants. The Pre-Funded Warrants were sold at a price of $1.40 each, including the Pre-Funded Warrant exercise price of $0.001 per full ADS. The Pre-Funded Warrants will be exercisable at any time after the date of issuance upon payment of the exercise price.

The offering resulted in gross proceeds to the Company of approximately $5.9 million.

During the period from the offering date until August 27, 2020, 435,000 Pre-Funded Warrants were exercised into 435,000 ADS's in exchange for an aggregate exercise amount of $435.

b.	Warrants exercise

During the period from July 1, 2020 until August 27, 2020, 739,000 Warrants were exercised into 739,000 ADSs in exchange for an aggregate exercise amount of approximately $887 thousand.

c.	Options grant

On August 2, 2020, the Company's board of directors approved an aggregate grant of 51,290,000 options to purchase 51,290,000 ordinary shares, to officers, employees and consultants. The exercise prices of the options granted range from NIS 0 to NIS 0.151 per share, their vesting schedules range between immediate vesting to 4 years, and they will expire 1.5-10 years from the grant date.

Also, on August 30, 2020, the board of directors approved a grant of 300,000 options to purchase 300,000 ordinary shares to a consultant. The options were granted at an exercise price of NIS 0.13 per share, their vesting schedule is over 3 years, and they will expire 10 years from the grant date.